UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 8, 2024

Quantum FinTech Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40009	85-3286402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4221 W. Boy Scout Blvd., Suite 300 Tampa, FL	33607
(Address of principal executive offices)	(Zip Code)

(813) 257-9366

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	QFTA	NYSE American LLC
Warrants, each warrant exercisable for one-half of one share of Common Stock at an exercise price of $11.50	QFTAW	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously announced, on November 16, 2022, Quantum FinTech Acquisition Corporation, a Delaware corporation (“Quantum”), entered into a Business Combination Agreement (as amended from time to time, the “Business Combination Agreement”) by and among Quantum, Calculator New Pubco, Inc., a Delaware corporation and a wholly-owned subsidiary of Quantum (“New Pubco”), Calculator Merger Sub 1, Inc., a Delaware corporation and a wholly-owned subsidiary of New Pubco (“Merger Sub 1”), Calculator Merger Sub 2, Inc., a Delaware corporation and a wholly-owned subsidiary of New Pubco (“Merger Sub 2”), AtlasClear, Inc., a Wyoming corporation (“AtlasClear”), Atlas FinTech Holdings Corp., a Delaware corporation and Robert McBey. The transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination.”

On February 9, 2024 (the “Closing Date”), as contemplated by the Business Combination Agreement, Merger Sub 1 merged with and into Quantum, with Quantum surviving as a wholly-owned subsidiary of New Pubco, and Merger Sub 2 merged with and into AtlasClear, with AtlasClear surviving as a wholly-owned subsidiary of New Pubco. In addition, AtlasClear completed its acquisition of broker-dealer Wilson-Davis & Co., Inc.

On the Closing Date, the following securities issuances were made by New Pubco to Quantum’s securityholders: (i) each outstanding share of Class B common stock of Quantum was exchanged for one share of New Pubco Class A Common Stock, (ii) each outstanding share of Class A common stock of Quantum was exchanged for one share of New Pubco Class A Common Stock, and (iii) each outstanding warrant of Quantum was assumed by New Pubco and became a warrant of New Pubco (“New Pubco Warrant”). In addition, New Pubco changed its name to “AtlasClear Holdings, Inc.”

As a result of the completion of the Business Combination by the deadline under Quantum’s charter, Quantum did not need to implement the charter amendment for an additional extension, which was approved by its stockholders at a special meeting held on February 8, 2024 (the “Special Meeting”).

The description of the Business Combination Agreement contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by the text of (i) the Business Combination Agreement, which was filed as Exhibit 2.1 to Quantum’s Current Report on Form 8-K filed on November 17, 2022, (ii) the Amendment No. 1 to Business Combination Agreement, which was filed as Exhibit 2.1 to Quantum’s Current Report on Form 8-K filed on May 2, 2023, (iii) the Amendment No. 2 to Business Combination Agreement, which was filed as Exhibit 2.1 to Quantum’s Current Report on Form 8-K filed on August 10, 2023, (iv) the Amendment No. 3 to Business Combination Agreement, which was filed as Exhibit 2.1 to Quantum’s Current Report on Form 8-K filed on November 6, 2023, (v) the Amendment No. 4 to Business Combination Agreement, which was filed as Exhibit 2.1 to Quantum’s Current Report on Form 8-K filed on November 24, 2023, (vi) the Amendment No. 5 to Business Combination Agreement, which was filed as Exhibit 2.1 to Quantum’s Current Report on Form 8-K filed on December 15, 2023, each of which is incorporated by reference herein, and (vii) the Amendment No. 6 to Business Combination Agreement, which was filed as Exhibit 2.1 to Quantum’s Current Report on Form 8-K filed on January 9, 2024.

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, Quantum, New Pubco and Continental Stock Transfer & Trust Company (“Continental”) entered into that certain Assignment, Assumption and Amendment Agreement (the “New Warrant Agreement”). The New Warrant Agreement amends that certain Warrant Agreement, dated as of February 4, 2021, by and between Quantum and Continental (the “Existing Warrant Agreement”), to provide for the assignment by Quantum of all its rights, title and interest in the warrants of Quantum to New Pubco. Pursuant to the New Warrant Agreement, all Quantum warrants under the Existing Warrant Agreement will no longer be exercisable for shares of Quantum’s Class A common stock, but instead will be exercisable for shares of New Pubco Class A common stock.

The foregoing description of the New Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the New Warrant Agreement, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

In connection with the consummation of the Business Combination, on the Closing Date, Quantum and New Pubco notified the NYSE American LLC (the “NYSE American”) that the certificate of merger relating to the Business Combination had been filed with the Secretary of State of the State of Delaware and that Quantum’s outstanding securities had been converted into New Pubco Class A common stock and New Pubco Warrants, as described in the Introductory Note above. On February 12, 2024, the NYSE American filed a notification of removal from listing and registration on Form 25, thereby commencing the process of delisting Quantum’s securities from the NYSE American and deregistering the securities under Section 12(b) of the Securities Exchange Act of 1934, as amended.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 1.01, Item 2.01 and Item 3.01 above and Item 5.01 below of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Business Combination, a change in control of Quantum occurred. Following the consummation of the Business Combination, Quantum became a wholly owned subsidiary of New Pubco.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 8, 2024, the Company held the Special Meeting. On January 22, 2024, the record date for the Special Meeting, there were 10,081,634 shares of common stock outstanding and entitled to be voted at the Special Meeting, approximately 73.5% of which were represented in person or by proxy at the Special Meeting.

The final result for the matter submitted to a vote of the Company’s stockholders at the Special Meeting was as follows:

Charter Amendment Proposal

The stockholders approved the proposal to amend the Company’s Charter, to extend the date by which the Company has to consummate a business combination for an additional two months, from the Termination Date to the Extended Date, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account an amount determined by multiplying $0.02 by the number of public shares then outstanding, up to a maximum of $40,000 for each such one-month extension unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,400,440	13,992	0	n/a

As a result of the completion of the Business Combination by the deadline under Quantum’s charter, Quantum did not need to implement the charter amendment for an additional extension. As a result, Quantum did not redeem any public shares submitted for redemption solely in connection with the Special Meeting.

Item 7.01 Regulation FD Disclosure.

On February 12, 2024, New Pubco issued a press release announcing the closing of the Business Combination. A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in this Current Report on Form 8-K pursuant to this Item 7.01, including the exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
4.1	Assignment, Assumption and Amendment Agreement, dated as of February 9, 2024, by and among the registrant, Calculator New Pubco, Inc., and Continental Stock Transfer & Trust Company
99.1	Press Release, dated February 12, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quantum FinTech Acquisition Corporation

By:	/s/ John Schaible
Name:	John Schaible
Title:	Chief Executive Officer

Date: February 13, 2024

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